CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Gregory J. Hahn, President of 40|86 Series Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    February 23, 2004                           /s/ Gregory J. Hahn
     ----------------------                 ------------------------------------
                                            Gregory J. Hahn, President
                                            (principal executive officer)


I, Audrey L. Kurzawa, Treasurer of 40|86 Series Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    February 23, 2004                           /s/ Audrey L. Kurzawa
     ----------------------                 ------------------------------------
                                            Audrey L. Kurzawa, Treasurer
                                            (principal financial officer)